UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

HYPERION DEFI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23461 South Pointe Drive, Suite 390, Laguna Hills, CA 92653

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	HYPD	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2025, Hyperion DeFi, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Sales Agreement (the “A&R Sales Agreement”) with Chardan Capital Markets, LLC, with respect to the Company’s existing at-the-market offering program. The Amendment, among other things, increases the aggregate offering price under the A&R Sales Agreement from $50 million to $100 million.

The issuance and sale of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), by the Company under the A&R Sales Agreement have been, and the future issuance and sale of shares, if any, will be, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-282458) filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 1, 2024 (the “Registration Statement”), and the prospectus supplement relating to the at-the-market offering program dated October 8, 2024, as further supplemented from time to time. As of September 24, 2025, the Company has offered and sold 4,176,196 shares of Common Stock pursuant to the A&R Sales Agreement for net proceeds of approximately $29.0 million, after deducting commissions and offering expenses.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is incorporated herein by reference as Exhibit 1.1.

The legal opinion of Covington & Burling LLP relating to the additional shares of Common Stock that may be sold under the Company’s at-the-market offering program is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Stock discussed herein, nor shall there be any offer, solicitation, or sale of the Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Amendment No. 1 to Amended and Restated Sales Agreement, dated September 24, 2025, by and between Hyperion DeFi, Inc. and Chardan Capital Markets, LLC.

5.1	Opinion of Covington & Burling LLP.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERION DEFI, INC.

Date: September 24, 2025	/s/ Hyunsu Jung
Hyunsu Jung
Interim Chief Executive Officer